UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 25, 2008
DIAMOND FOODS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51439	20-2556965

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

600 Montgomery Street, 17th Floor
San Francisco, CA 94111		95205

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (415) 445-7455
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT 99.01

Item 2.02	Results of Operations and Financial Condition
On September 25, 2008, Diamond Foods, Inc. announced its financial results for the fiscal quarter and fiscal year ended July 31, 2008. Diamond Foods also provided forward-looking guidance for the first quarter of fiscal 2009 as well as the full 2009 fiscal year. A copy of the press release announcing those results and guidance is attached to this report as Exhibit 99.01. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing of Diamond Foods, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

Item 9.01.	Financial Statements and Exhibits
(c) Exhibits.

Exhibit	Description

99.01	Diamond Foods, Inc. Press Release dated September 25, 2008

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMOND FOODS, INC.
Date: September 25, 2008	By:	/s/ Steve Neil
		Name:	Steve Neil
		Title:	Executive Vice President, Chief Financial and Administrative Officer

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